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                                                                     EXHIBIT 4.1

                NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT
                   INCORPORATED UNDER THE LAWS OF THE STATE OF

                                     Nevada


            NUMBER                                                  SHARES
                            XENONICS HOLDINGS, INC.

                                                            CUSIP NO.984117 10 1

                   AUTHORIZED COMMON STOCK: 20,000,000 SHARES
                                PAR VALUE: $.001

THIS CERTIFIES THAT

IS THE RECORD HOLDER OF

                 Shares of XENONICS HOLDINGS, INC. Common Stock

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

          Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


                  Dated:

[XENONICS HOLDINGS, INC. SEAL]    [ILLEGIBLE]         /s/ Jeffrey P. Kennedy
                                  ----------------    ------------------------
                                  CHAIRMAN            PRESIDENT

                                                 COUNTERSIGNED & REGISTERED

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The following abbreviations, when used in the Inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common             UNIF GIFT MIN ACT_____Custodian______
TEN ENT - as tenants by the entireties                      (Cust)       (Minor)
JT TEN  - as joint tenants with right of          under Uniform Gifts to Minors
          survivorship and not as tenants         Act___________________________
          in common                                           State

         Additional abbreviations may also be used though not in the above list.

      For Value Received,________________ hereby sell, assign and transfer unto

      PLEASE INSERT SOCIAL SECURITY OR OTHER
           IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________________________
   (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS,INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares

of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated_________________________________

      NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
              WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OH ENLARGEMENT OR ANY CHANGE WHATEVER

-     NOTICE SIGNATURE GUARANTEED:

SIGNATURE(S) MUST BE GUARANTEED BY A FIRM WHICH IS A MEMBER OF A REGISTERED NATIONAL STOCK EXCHANGE, OR BY A BANK (OTHER THAN A SAVINGS BANK). OR A TRUST COMPANY. THE GUARANTEEING FIRM MUST BE A MEMBER OF THE MEDALLION GUARANTEE PROGRAM.

      TRANSFER FEE WILL APPLY

                  * * * FOR MEDALLION GUARANTEE USE ONLY * * *

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